UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report (Date of earliest
                                event reported):

                                  June 9, 2006

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

          0-20852                                        16-1387013
          -------                                        ----------
 (Commission File Number)                   (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

Ultralife Batteries, Inc. (the "Company") announced that Carole Lewis Anderson has been elected to the company's Board of Directors at the Annual Meeting of Shareholders on June 8, 2006. In addition, the company has announced that Carl
H. Rosner has retired from the Board.

The Company's press release issued in connection with the announcement of the annual meeting is attached as Exhibit 99.1 to this Form 8-K, and the information set forth therein is furnished under Item 7.01.


Item 9.01. Financial Statements, Pro Forma Financials and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not applicable.

          (b)  Pro Forma Financial Information.

               Not applicable.

          (c)  Exhibits.

               99.1     Press Release dated June 9, 2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ULTRALIFE BATTERIES, INC.

Dated:  June 9, 2006.                By:     /s/Peter F. Comerford
                                             -----------------------------------
                                             Vice President of Administration &
                                             General Counsel

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